UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                December 14, 1998



Commission   Registrants; State of Incorporation;               IRS Employer
File Number    Address; and Telephone Number                   Identification
                                                                    No.

  1-11327             Illinova Corporation                        37-1319890
                      (an Illinois Corporation)
                      500 S. 27th Street
                      Decatur, IL  62525
                      (217) 424-6600

  1-3004             Illinois Power Company                      37-0344645
                      (an Illinois Corporation)
                      500 S. 27th Street
                      Decatur, IL  62525
                      (217) 424-6600



        Total number of sequentially  numbered pages is 10.



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Item 7.  Exhibits
--------------------------------------------------------------------------------

     (c)  Exhibits

          (99.1) Letter to the Financial Community, dated December 9, 1998

          (99.2) Press Release, dated December 9, 1998

          (99.3) Press Release, dated December 11, 1998







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                                     (Registrant)

                                                     By /s/ Charles E. Bayless
                                                     ---------------------------
                                                     Charles E. Bayless
                                                     Chairman, President, and
                                                     Chief Executive Officer
                                                     on behalf of
                                                     Illinova Corporation



Date:    December 14, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                                     (Registrant)

                                                     By /s/ Charles E. Bayless
                                                     ---------------------------
                                                     Charles E. Bayless
                                                     Chairman, President, and
                                                     Chief Executive Officer
                                                     on behalf of
                                                     Illinois Power Company


Date:    December 14, 1998




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                  Exhibit Index

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
Number            Description

99.1              Letter to the Financial Community, dated December 9, 1998

99.2              Press Release, dated December 9, 1998

99.3              Press Release, dated December 11, 1998


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